UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 800-488-3853	56-0165465
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 800-488-3853	59-0247770
1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 800-488-3853	31-0240030
1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 800-488-3853	35-0594457
1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK31A	New York Stock Exchange LLC
Duke Energy	Corporate Units	DUKU	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2026, Duke Energy Corporation (the “Corporation”), Duke Energy Carolinas, LLC (“Duke Energy Carolinas”), Duke Energy Florida, LLC, Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., Duke Energy Progress, LLC (“Duke Energy Progress”), and Piedmont Natural Gas Company, Inc., entered into an Amendment No. 4 and Consent (the “Amendment”) to amend the existing Amended and Restated Credit Agreement dated as of March 18, 2022, among the Corporation and each of such subsidiaries, as Borrowers, the lenders listed therein, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender. On January 1, 2027, the Corporation expects to effect an internal reorganization of its wholly-owned subsidiaries, Duke Energy Carolinas and Duke Energy Progress, pursuant to which Duke Energy Progress will merge with and into Duke Energy Carolinas, with Duke Energy Carolinas as the surviving entity (the “Combination”). The Amendment, among other changes, obtains consent from each of the lenders to permit the Combination.

A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing description of the Amendment in this Item 1.01 is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 4 and Consent, dated as of November 9, 2026, by and among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026		DUKE ENERGY CORPORATION
DUKE ENERGY OHIO, INC.
PIEDMONT NATURAL GAS COMPANY, INC.

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC
DUKE ENERGY PROGRESS, LLC
DUKE ENERGY FLORIDA, LLC
DUKE ENERGY INDIANA, LLC

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Assistant Secretary